SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 24, 2002


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                   00-19813               04-3083360
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   (State or Other Jurisdiction       (Commission            (IRS Employer
         of Incorporation)            File Number)         Identification No.)



1875 Lawrence Street, Suite 1100, Denver, CO                               80202
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   303-293-0212


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

     This amended current report is being filed by InfoNow Corporation (the "Company") to correct the previously reported number of shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), into which the Series B Preferred Stock (as defined below) previously owned by the Funds (as defined below) converted. The Funds received, in the aggregate, 3,627 more shares of Common Stock in the conversion of the Series B Preferred Stock than previously reported, resulting in 954,197 Common Shares being issued as apposed to the 950,570 previously reported.

Item 5. Other Events.

     On October 18, 2002, the Company received notice from The Putnam Advisory Company, LLC, on behalf of Putnam Emerging Information Sciences Trust (the "Putnam Trust Fund"), and Putnam Investment Management, LLC, on behalf of Putnam OTC and Emerging Growth Fund (the "Putnam OTC Fund" and, together with the Putnam Trust Fund, the "Funds"), of the Funds' exercise of their respective options to convert all of the 250,000 outstanding shares of the Company's Series B Convertible Participating Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), collectively owned by the Funds into an aggregate of 954,197 shares of the Company's Common Stock. Pursuant to the terms of the Certificate of Designation, Preferences and Rights of Series B Convertible Participating Preferred Stock of the Company, the conversion was effective immediately prior to the close of business on October 24, 2002 with respect to the 200,000 shares of Series B Preferred Stock (which converted into 763,358 shares of Common Stock) owned by the Putnam OTC Fund and October 25, 2002 with respect to the 50,000 shares of Series B Preferred Stock (which converted into 190,839 shares of Common Stock) owned by the Putnam Trust Fund. After giving effect to the conversion, the 954,197 shares of Common Stock to be issued in connection with the conversion represents, in the aggregate, approximately 10.24% of the Company's outstanding shares of Common Stock. From and after the date of the conversion, all of the rights, privileges and preferences that the Funds were entitled to as holders of Series B Preferred Stock (including the liquidation preference, which would have been determined pursuant to a formula and could have, in certain circumstances, resulted in a $5,000,000 liquidation preference for the Funds) immediately terminated and the Funds automatically and immediately became holders of record of their respective shares of Common Stock received in the conversion. The shares of Common Stock owned by the Funds carry the same rights, including those rights respecting voting, payment of dividends and distributions upon liquidation, as the shares of Common Stock owned by the Company's other stockholders. The Funds were the only owners of the Company's Series B Preferred Stock; accordingly, there are no other shares of Series B Preferred Stock of the Company issued and outstanding.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               InfoNow Corporation


Date: November 4, 2002                         By: /s/ Harold R. Herbst
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                                               Name:   Harold R. Herbst
                                               Title:  Chief Financial Officer